UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Robert T. Burns, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	October 31, 2019

Date of reporting period:	November 1, 2018 — April 30, 2019

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

IMPORTANT NOTICE: Beginning on January 1, 2021, reports like this one will no longer automatically be sent by mail. See inside for more information.

Putnam INVESTMENTS

Putnam Global Sector Fund

Semiannual report
4 | 30 | 19

7890

This **global sector fund** invests in stocks of companies in markets around the world.

FUND SYMBOL
CLASS A
PPGAX

Putnam
Global Sector
Fund

Semiannual report
4 | 30 | 19

IMPORTANT NOTICE: Delivery of paper fund reports

In accordance with regulations adopted by the Securities and Exchange Commission, beginning on January 1, 2021, reports like this one will no longer be sent by mail unless you specifically request it. Instead, they will be on Putnam’s website, and you will be notified by mail whenever a new one is available, and provided with a website link to access the report.

If you wish to stop receiving paper reports sooner, or if you wish to continue to receive paper reports free of charge after January 1, 2021, please see the back cover or insert for instructions. If you invest through a bank or broker, your choice will apply to all funds held in your account. If you invest directly with Putnam, your choice will apply to all Putnam funds in your account.

If you already receive these reports electronically, no action is required.

Message from the Trustees

June 11, 2019

Dear Fellow Shareholder:

If there is any lesson to be learned from constantly changing financial markets, it is the importance of positioning your investment portfolio for your long-term goals. We believe that one strategy is to diversify across different asset classes and investment approaches.

We also believe your mutual fund investment offers a number of advantages, including constant monitoring by experienced investment professionals who maintain a long-term perspective. Putnam’s portfolio managers and analysts take a research-intensive approach that includes risk management strategies designed to serve you through changing conditions.

Another key strategy, in our view, is seeking the counsel of a financial advisor. For over 80 years, Putnam has recognized the importance of professional investment advice. Your financial advisor can help in many ways, including defining and planning for goals such as retirement, evaluating the level of risk appropriate for you, and reviewing your investments on a regular basis and making adjustments as necessary.

As always, your fund’s Board of Trustees remains committed to protecting the interests of Putnam shareholders like you, and we thank you for investing with Putnam.

Putnam Global Sector Fund incorporates the best of our global research organization into a single portfolio. It invests in eight of Putnam’s global sector funds and provides exposure to all sectors of the MSCI World Index (ND).

Actively managed funds and a team of analysts

The fund represents the best ideas and stock recommendations from a team of global industry research analysts covering over 1,000 companies. Each underlying Putnam global sector fund is actively managed, which means investments are regularly monitored and adjusted as business fundamentals, market conditions, or opportunities change.

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Pursues opportunities around the globe

Since U.S. companies represent only a portion of the total worldwide market capitalization, targeting stocks around the globe is an important investment strategy. However, finding the right stocks in the broad universe of domestic and international markets requires rigorous research. Putnam analysts, who are located in Boston, London, and Singapore, have in-depth knowledge of global markets and work to find information that the markets have not already factored into stock prices.

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Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See below and pages 9–10 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 4/30/19. See above and pages 9–10 for additional fund performance information. Index descriptions can be found on pages 14–15.

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Kate, how would you describe the global investing environment for the reporting period?

Overall, U.S. stocks performed well in the first quarter of 2019 after a pullback in the fourth quarter of 2018. Investor concerns over the U.S.–China trade dispute, weakening economic growth in China and Europe, and stalled Brexit negotiations persisted over the period. In December 2018, stock markets experienced a sharp global sell-off and then rebounded. In January 2019, U.S. equities delivered their best monthly performance in three decades. Perceived progress in U.S.–China trade negotiations, along with the Federal Reserve’s decision to halt interest-rate hikes, helped buoy stocks. Strong stock performance was also driven by higher price-to-earnings multiples as earnings estimates moved lower in 2019. For the period, U.S. stocks returned 9.76% as measured by the S&P 500 Index and outperformed international stocks, which posted a return of 7.45% as measured by the MSCI EAFE [ND] Index.

Against this backdrop, how did the fund perform?

For the six-month reporting period, the fund’s class A shares returned 9.36%, outperforming

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Allocations are shown as a percentage of the underlying fund’s net assets as of 4/30/19. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and rounding. Holdings and allocations may vary over time.

Allocations are shown as a percentage of the fund’s net assets as of 4/30/19 and may not equal 100% due to the timing of trade date versus settlement date transactions. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

6 Global Sector Fund

the fund’s benchmark, the MSCI World Index [ND], which returned 8.83%.

What were some stocks in the underlying funds that contributed to fund performance?

We did not own the technology giant Apple, and this strategy proved to be the top contributor to fund performance versus the benchmark. We have been skeptical of the sustainability of Apple’s earnings, which are primarily driven by the iPhone product cycle. The latest generation of iPhone models, launched in September 2018 at a high-price point, failed to boost replacement demand from consumers. Apple reported lower-than-expected quarterly sales and earnings, which contributed to its falling stock price during the period.

Another highlight for the period was an out-of-benchmark position in Okta, a San Francisco-based software company that develops cloud-based identity and access management products. We were encouraged by the firm’s turnaround to positive cash flows and solid revenue growth, which rose 50% year over year in the fiscal fourth quarter ended January 31, 2019. Corporate growth was fueled by growing demand from larger companies that see the value of moving from traditional identity platforms to Okta’s modern, cloud-based alternatives.

We also benefited from an overweight position in MGM China Holdings, a developer, owner, and operator of hotels and gaming establishments in greater China. We have been pleased with the success of the firm’s property expansion into Cotai, a section of Macau, as well as its competitive advantage as one of only a handful of licensed casino operators in the region.

What were some stocks in the underlying funds that detracted from the fund’s performance?

The fund’s overexposure to The Kraft Heinz Company, one of the world’s largest food and beverage businesses, was among our top detractors. The company’s quarterly sales weakened as consumer preference shifted toward freshly prepared food options and reduced demand for Kraft Heinz’s packaged goods.

Another detractor was an overweight position in Wirecard, a payment processing company based in Germany. In early 2019, the company’s stock fell after fraud allegations emerged involving an individual in its Singapore unit. After an investigation launched, we sold our position in the stock. Activision Blizzard, an American cross-platform video game publisher, also dampened results. The company reported a shortfall in earnings for two consecutive quarters as key gaming titles underperformed expectations. Activision also issued conservative guidance for 2019, which further detracted from investor interest over the period.

What is your outlook for the global equity markets?

We remain cautiously optimistic as we head into the second half of 2019. In our view, the trade dispute between China and the United States may halt the recovery in price-to-earnings multiples that we have seen to date in 2019. At the same time, we believe some market conditions have uncovered bargains —Japanese stocks have been at their lowest valuations in more than 20 years. We believe it remains prudent to be selective when assessing new opportunities. We believe we are late in the economic cycle, and the impact of changes to global trade patterns remains unclear. Our active stock picking and fundamental research

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are focused on identifying stocks that we believe can outperform in this environment.

We will continue to monitor stocks in the context of a number of market risks, including the U.S.–China trade conflict, Japan’s softening economy, and Brexit negotiations. In the United States, a tightening labor market, combined with global economic growth, could lead to a surprise uptick in inflationary pressure, in our view. From a corporate earnings standpoint, inflation can narrow profits since it raises operating and financings costs. Given these risks, we believe that the global equity markets will remain on a positive course through 2019.

Thank you, Kate, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

8 Global Sector Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended April 30, 2019, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 4/30/19

	Life of	Annual		Annual		Annual
	fund	average	5 years	average	3 years	average	1 year	6 months
Class A (3/31/10)
Before sales charge	110.80%	8.56%	37.84%	6.63%	35.54%	10.67%	3.93%	9.36%
After sales charge	98.68	7.85	29.91	5.37	27.75	8.51	–2.05	3.07
Class B (3/31/10)
Before CDSC	98.38	7.83	32.81	5.84	32.43	9.81	3.11	8.92
After CDSC	98.38	7.83	30.98	5.55	29.43	8.98	–1.68	3.92
Class C (3/31/10)
Before CDSC	96.97	7.75	32.88	5.85	32.54	9.84	3.13	9.05
After CDSC	96.97	7.75	32.88	5.85	32.54	9.84	2.17	8.05
Class M (3/31/10)
Before sales charge	101.46	8.02	34.57	6.12	33.55	10.12	3.39	9.17
After sales charge	94.40	7.59	29.86	5.36	28.87	8.82	–0.23	5.35
Class R (3/31/10)
Net asset value	105.96	8.28	36.16	6.37	34.46	10.37	3.64	9.24
Class Y (3/31/10)
Net asset value	115.70	8.83	39.67	6.91	36.60	10.96	4.16	9.57

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

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Comparative index returns For periods ended 4/30/19

	Life of	Annual		Annual		Annual
	fund	average	5 years	average	3 years	average	1 year	6 month
MSCI World Index (ND)	118.37%	8.98%	42.27%	7.31%	38.22%	11.39%	6.48%	8.83%

Index results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

Fund price and distribution information For the six-month period ended 4/30/19

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y
Number	1		1	1	1		1	1
Income	$0.172		$0.075	$0.075	$0.109		$0.144	$0.205
Capital gains
Long-term gains	0.626		0.626	0.626	0.626		0.626	0.626
Short-term gains	0.030		0.030	0.030	0.030		0.030	0.030
Total	$0.828		$0.731	$0.731	$0.765		$0.800	$0.861
	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value
10/31/18	$11.48	$12.18	$11.18	$11.15	$11.44	$11.85	$11.47	$11.54
4/30/19	11.58	12.29	11.32	11.30	11.59	12.01	11.59	11.63

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Fund performance as of most recent calendar quarter Total return for periods ended 3/31/19

	Life of	Annual		Annual		Annual
	fund	average	5 years	average	3 years	average	1 year	6 months
Class A (3/31/10)
Before sales charge	102.42%	8.15%	32.26%	5.75%	32.55%	9.85%	0.30%	–4.70%
After sales charge	90.78	7.44	24.65	4.51	24.93	7.70	–5.47	–10.18
Class B (3/31/10)
Before CDSC	90.50	7.42	27.34	4.95	29.66	9.05	–0.47	–5.08
After CDSC	90.50	7.42	25.58	4.66	26.66	8.20	–5.10	–9.49
Class C (3/31/10)
Before CDSC	89.30	7.35	27.50	4.98	29.77	9.07	–0.47	–5.00
After CDSC	89.30	7.35	27.50	4.98	29.77	9.07	–1.39	–5.88
Class M (3/31/10)
Before sales charge	93.63	7.62	29.14	5.25	30.73	9.34	–0.21	–4.88
After sales charge	86.86	7.19	24.62	4.50	26.16	8.05	–3.71	–8.21
Class R (3/31/10)
Net asset value	97.96	7.88	30.67	5.50	31.61	9.59	0.03	–4.79
Class Y (3/31/10)
Net asset value	106.99	8.42	33.92	6.02	33.62	10.14	0.44	–4.61

See the discussion following the fund performance table on page 9 for information about the calculation of fund performance.

10 Global Sector Fund

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y
Net expenses for the fiscal year
ended 10/31/18*	1.24%	1.99%	1.99%	1.74%	1.49%	0.99%
Total annual operating expenses for the
fiscal year ended 10/31/18	1.71%	2.46%	2.46%	2.21%	1.96%	1.46%
Annualized expense ratio for the
six-month period ended 4/30/19 †	0.25%	1.00%	1.00%	0.75%	0.50%	0.00%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Prospectus expense information also includes the impact of acquired fund fees and expenses of 0.99%, which is not included in the financial highlights or annualized expense ratios. Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit certain fund expenses through 2/28/20.

† Excludes the expense ratios of the underlying Putnam funds.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 11/1/18 to 4/30/19. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y
Expenses paid per $1,000 *†	$1.30	$5.18	$5.18	$3.89	$2.59	$0.00
Ending value (after expenses)	$1,093.60	$1,089.20	$1,090.50	$1,091.70	$1,092.40	$1,095.70

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/19. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Global Sector Fund 11

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 4/30/19, use the following calculation method. To find the value of your investment on 11/1/18, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y
Expenses paid per $1,000 *†	$1.25	$5.01	$5.01	$3.76	$2.51	$0.00
Ending value (after expenses)	$1,023.55	$1,019.84	$1,019.84	$1,021.08	$1,022.32	$1,024.79

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/19. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

12 Global Sector Fund

Consider these risks before investing

Our allocation of investments among the underlying funds may hurt performance. In addition, the fund’s performance is subject to the risks that may affect the performance of the underlying funds, which are as follows. International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks.  Investments in small and/or midsize companies increase the risk of greater price fluctuations. An underlying fund may concentrate on a limited group of industries and may be non-diversified. Because an underlying fund may invest in fewer issuers than a diversified fund, it may be vulnerable to common economic forces and may result in greater losses and volatility. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. The use of short selling may result in losses if the securities appreciate in value. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. The value of investments in an underlying fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political or financial market conditions, investor sentiment and market perceptions, government actions, geopolitical events or changes, and factors related to a specific issuer, geography, industry or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. You can lose money by investing in the fund.

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Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/ or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofAML (Intercontinental Exchange Bank of America Merrill Lynch) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

MSCI EAFE Index (ND) is an unmanaged index of equity securities from developed countries in Western Europe, the Far East, and Australasia. Calculated with net dividends (ND), this total return index reflects the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

MSCI World Index (ND) is an unmanaged index of equity securities from developed countries. Calculated with net dividends (ND), this total return index reflects the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a

14 Global Sector Fund

fund and an index will differ. You cannot invest directly in an index.

ICE Data Indices, LLC (“ICE BofAML”), used with permission. ICE BofAML permits use of the ICE BofAML indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofAML indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2018, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of April 30, 2019, Putnam employees had approximately $507,000,000 and the Trustees had approximately $71,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

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Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

16 Global Sector Fund

The fund’s portfolio 4/30/19 (Unaudited)

	Shares	Value
Global Sector Funds (99.6%)*
Putnam Global Communications Fund Class Y Ω †	130,570	$2,151,795
Putnam Global Consumer Fund Class Y Ω	228,447	4,918,457
Putnam Global Financials Fund Class Y Ω	393,760	4,933,817
Putnam Global Health Care Fund Class Y Ω	59,050	3,093,641
Putnam Global Industrials Fund Class Y Ω	129,683	2,886,738
Putnam Global Natural Resources Fund Class Y Ω	168,431	2,674,678
Putnam Global Technology Fund Class Y Ω	108,714	4,195,267
Putnam Global Utilities Fund Class Y Ω	64,608	837,321
Total global sector funds (cost $25,665,883)		$25,691,714
Fixed Income Funds (0.4%)*
Putnam Government Money Market Fund Class G Ω	113,028	$113,028
Total fixed income funds (cost $113,028)		$113,028

TOTAL INVESTMENTS
Total investments (cost $25,778,911)		$25,804,742

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from November 1, 2018 through April 30, 2019 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent “Accounting Standards Codification 820 Fair Value Measurements and Disclosures”.

* Percentages indicated are based on net assets of $25,800,096.

Ω Affiliated Company (Note 5).

† Prior to November 30, 2018, the fund was known as Putnam Global Telecommunications Fund.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Global sector funds	$25,691,714	$—	$—
Fixed income funds	113,028	—	—
Totals by level	$25,804,742	$—	$—

The accompanying notes are an integral part of these financial statements.

Global Sector Fund 17

Statement of assets and liabilities 4/30/19 (Unaudited)

ASSETS
Investment in affiliated underlying Putnam Funds, at value (Note 1):
Affiliated underlying Putnam Funds (identified cost $25,778,911)	$25,804,742
Interest and other receivables	10,899
Receivable for shares of the fund sold	2,579
Receivable for investments sold	1,796
Receivable from Manager (Note 2)	151,386
Total assets	25,971,402

LIABILITIES
Payable for investments purchased	751
Payable for shares of the fund repurchased	1,796
Payable for distribution fees (Note 2)	10,494
Payable for auditing and tax fees	52,249
Payable for legal fee	71,897
Payable for reports to shareholders	14,644
Other accrued expenses	19,475
Total liabilities	171,306

Net assets	$25,800,096

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$25,570,567
Total distributable earnings (Note 1)	229,529
Total — Representing net assets applicable to capital shares outstanding	$25,800,096

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share ($15,703,748 divided by 1,356,153 shares)	$11.58
Offering price per class A share (100/94.25 of $11.58)*	$12.29
Net asset value and offering price per class B share ($1,110,441 divided by 98,061 shares)**	$11.32
Net asset value and offering price per class C share ($3,343,280 divided by 295,965 shares)**	$11.30
Net asset value and redemption price per class M share ($191,948 divided by 16,563 shares)	$11.59
Offering price per class M share (100/96.50 of $11.59)*	$12.01
Net asset value, offering price and redemption price per class R share
($15,113 divided by 1,303 shares)‡	$11.59
Net asset value, offering price and redemption price per class Y share
($5,435,566 divided by 467,521 shares)	$11.63

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

‡ Net asset value may not recalculate due to rounding of fractional shares.

The accompanying notes are an integral part of these financial statements.

18 Global Sector Fund

Statement of operations Six months ended 4/30/19 (Unaudited)

INVESTMENT INCOME
Income distributions from underlying Putnam Fund shares (Note 5)	$187,896
Total investment income	187,896

EXPENSES
Distribution fees (Note 2)	40,554
Reports to shareholders	14,215
Auditing and tax fees	31,613
Legal	100,000
Blue sky expense	47,343
Other	22,153
Fees waived and reimbursed by Manager (Note 2)	(215,324)
Total expenses	40,554

Expense reduction (Note 2)	—
Net expenses	40,554

Net investment income	147,342

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Underlying Putnam Fund shares (Notes 1 and 3)	(99,954)
Capital gain distribution from underlying Putnam Fund shares (Note 5)	1,125,951
Total net realized gain	1,025,997
Change in net unrealized appreciation (depreciation) on:
Underlying Putnam Fund shares	1,023,278
Total change in net unrealized appreciation	1,023,278

Net gain on investments	2,049,275

Net increase in net assets resulting from operations	$2,196,617

The accompanying notes are an integral part of these financial statements.

Global Sector Fund 19

Statement of changes in net assets

INCREASE/(DECREASE) IN NET ASSETS	Six months ended 4/30/19*	Year ended 10/31/18
Operations
Net investment income	$147,342	$144,290
Net realized gain on underlying Putnam Fund shares	1,025,997	1,852,931
Net unrealized appreciation (depreciation) of underlying
Putnam Fund shares	1,023,278	(2,984,301)
Net increase (decrease) in net assets resulting
from operations	2,196,617	(987,080)
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(226,226)	(216,211)
Class B	(7,373)	(10,291)
Class C	(20,700)	(30,753)
Class M	(1,656)	(2,147)
Class R	(174)	(141)
Class Y	(102,697)	(65,674)
Net realized short-term gain on investments
Class A	(39,458)	(48,122)
Class B	(2,949)	(3,854)
Class C	(8,280)	(10,780)
Class M	(456)	(616)
Class R	(36)	(41)
Class Y	(15,029)	(12,895)
From net realized long-term gain on investments
Class A	(823,361)	(492,253)
Class B	(61,538)	(39,410)
Class C	(172,773)	(110,653)
Class M	(9,508)	(6,305)
Class R	(755)	(422)
Class Y	(313,604)	(132,154)
Increase (decrease) from capital share transactions (Note 4)	(2,235,226)	3,641,826
Total increase (decrease) in net assets	(1,845,182)	1,472,024

NET ASSETS
Beginning of period	27,645,278	26,173,254
End of period	$25,800,096	$27,645,278

* Unaudited.

The accompanying notes are an integral part of these financial statements.

20 Global Sector Fund

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Global Sector Fund 21

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
											Ratio	Ratio of net
	Net asset		Net realized								of expenses	investment
	value,		and unrealized	Total from	From net	From		Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	net realized gain	Total	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	distributions	of period	value (%) [b]	(in thousands)	(%) [c,d]	net assets (%) [d]	(%)
Class A
April 30, 2019**	$11.48	.07	.86	.93	(.17)	(.66)	(.83)	$11.58	9.36*	$15,704	.12*	.64*	21*
October 31, 2018	12.25	.08	(.29)	(.21)	(.16)	(.40)	(.56)	11.48	(1.90)	15,910.25		.62	42
October 31, 2017	10.16	.05	2.32	2.37	(.12)	(.16)	(.28)	12.25	23.98	16,552.25		.45	50
October 31, 2016	11.48	(.01)	(.04)	(.05)	(.04)	(1.23)	(1.27)	10.16	(.14)	4,111.25		(.13)	44
October 31, 2015	12.69	.07	.19	.26	(.47)	(1.00)	(1.47)	11.48	2.31	3,743.25		.63	51[g]
October 31, 2014	12.44	.02	.97	.99	(.26)	(.48)	(.74)	12.69	8.11	3,198.25		.15	34[g]
Class B
April 30, 2019**	$11.18	.02	.86	.88	(.08)	(.66)	(.74)	$11.32	8.92*	$1,110	.50 *	.23*	21*
October 31, 2018	11.96	(.01)	(.27)	(.28)	(.10)	(.40)	(.50)	11.18	(2.58)	1,167	1.00	(.09)	42
October 31, 2017	9.92	(.03)	2.27	2.24	(.04)	(.16)	(.20)	11.96	23.03	1,302	1.00	(.26)	50
October 31, 2016	11.27	(.09)	(.03)	(.12)	—	(1.23)	(1.23)	9.92	(.87)	430	1.00	(.88)	44
October 31, 2015	12.50	(.01)	.17	.16	(.39)	(1.00)	(1.39)	11.27	1.47	465	1.00	(.10)	51[g]
October 31, 2014	12.29	(.07)	.97	.90	(.21)	(.48)	(.69)	12.50	7.39	420	1.00	(.56)	34[g]
Class C
April 30, 2019**	$11.15	.02	.87	.89	(.08)	(.66)	(.74)	$11.30	9.05*	$3,343	.50 *	.21*	21*
October 31, 2018	11.94	(.01)	(.28)	(.29)	(.10)	(.40)	(.50)	11.15	(2.62)	3,236	1.00	(.12)	42
October 31, 2017	9.92	(.05) [f]	2.29	2.24	(.06)	(.16)	(.22)	11.94	23.05	3,668	1.00	(.43) [f]	50
October 31, 2016	11.28	(.09)	(.04)	(.13)	—	(1.23)	(1.23)	9.92	(.96)	673	1.00	(.88)	44
October 31, 2015	12.52	(.02)	.19	.17	(.41)	(1.00)	(1.41)	11.28	1.52	796	1.00	(.17)	51[g]
October 31, 2014	12.30	(.08)	.97	.89	(.19)	(.48)	(.67)	12.52	7.33	663	1.00	(.61)	34[g]
Class M
April 30, 2019**	$11.44	.04	.88	.92	(.11)	(.66)	(.77)	$11.59	9.17*	$192	.37*	.35*	21*
October 31, 2018	12.24	.03	(.31)	(.28)	(.12)	(.40)	(.52)	11.44	(2.45)	178.75		.22	42
October 31, 2017	10.09	.10[f]	2.22	2.32	(.01)	(.16)	(.17)	12.24	23.41	188.75		.86[f]	50
October 31, 2016	11.42	(.06)	(.04)	(.10)	—	(1.23)	(1.23)	10.09	(.66)	148.75		(.59)	44
October 31, 2015	12.63	(.07) [h]	.27	.20	(.41)	(1.00)	(1.41)	11.42	1.77	702.75		(.64) [h]	51[g]
October 31, 2014	12.38	(.04)	.97	.93	(.20)	(.48)	(.68)	12.63	7.63	22.75		(.31)	34[g]
Class R
April 30, 2019**	$11.47	.05	.87	.92	(.14)	(.66)	(.80)	$11.59	9.24*	$15	.25*	.46*	21*
October 31, 2018	12.24	.05	(.30)	(.25)	(.12)	(.40)	(.52)	11.47	(2.21)	14.50		.37	42
October 31, 2017	10.14	.09[f]	2.26	2.35	(.09)	(.16)	(.25)	12.24	23.75	14.50		.81[f]	50
October 31, 2016	11.45	(.04)	(.03)	(.07)	(.01)	(1.23)	(1.24)	10.14	(.42)	13.50		(.37)	44
October 31, 2015	12.66	.05	.18	.23	(.44)	(1.00)	(1.44)	11.45	2.04	17.50		.40	51[g]
October 31, 2014	12.41	(.01)	.97	.96	(.23)	(.48)	(.71)	12.66	7.85	17.50		(.06)	34[g]

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

22 Global Sector Fund	Global Sector Fund 23

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
											Ratio	Ratio of net
	Net asset		Net realized								of expenses	investment
	value,		and unrealized	Total from	From net	From		Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	net realized gain	Total	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	distributions	of period	value (%) [b]	(in thousands)	(%) [c,d]	net assets (%) [d]	(%)
Class Y
April 30, 2019**	$11.54	.08	.88	.96	(.21)	(.66)	(.87)	$11.63	9.57*	$5,436	— *	.72*	21*
October 31, 2018	12.30	.08[e]	(.26)	(.18)	(.18)	(.40)	(.58)	11.54	(1.64)	7,140	—	.65[e]	42
October 31, 2017	10.20	.09	2.32	2.41	(.15)	(.16)	(.31)	12.30	24.26	4,449	—	.81	50
October 31, 2016	11.52	.01	(.03)	(.02)	(.07)	(1.23)	(1.30)	10.20	.10	1,783	—	.12	44
October 31, 2015	12.73	.12[h]	.17	.29	(.50)	(1.00)	(1.50)	11.52	2.55	1,970	—	1.04[h]	51[g]
October 31, 2014	12.47	.05	.97	1.02	(.28)	(.48)	(.76)	12.73	8.37	4,039	—	.40	34[g]

* Not annualized.

** Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Expense ratios do not include expenses of the underlying funds.

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation the expenses of each class reflect a reduction of the following amount (Note 2).

Percentage of average net assets
April 30, 2019	0.85%
October 31, 2018	0.47
October 31, 2017	2.15
October 31, 2016	1.60
October 31, 2015	1.33
October 31, 2014	1.27

e The net investment income and per share amount shown for the period ending October 31, 2018, may not correspond with the expected class specific differences for the period due to timing of subscriptions into the class.

f The net investment income and per share amount shown for the period ending October 31, 2017, may not correspond with the expected class specific differences for the period due to the timing of subscriptions into the class.

g Reflects revision of portfolio turnover rate. The portfolio turnover rates previously reported were the following:

Portfolio turnover %
October 31, 2015	57%
October 31, 2014	39

h The net investment income and per share amount shown for the period ending October 31, 2015, may not correspond with the expected class specific differences for the period due to the timing of subscriptions into class M and the timing of redemptions out of class Y.

The accompanying notes are an integral part of these financial statements.

24 Global Sector Fund	Global Sector Fund 25

Notes to financial statements 04/30/19 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from November 1, 2018 through April 30, 2019.

Putnam Global Sector Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek capital appreciation. Putnam Management allocates the fund’s assets among eight Putnam global sector funds to provide exposure to sectors of the global market in approximately the same proportions as the sector weightings in the MSCI World Index. Each underlying fund is a non-diversified fund (other than Putnam Global Financials Fund, which currently operates as a diversified fund) concentrating in the market sector specified in its name, and each invests mainly in common stocks (growth or value stocks or both) of large and midsize companies worldwide that Putnam Management believes have favorable investment potential. Each underlying fund may invest in emerging markets, use derivatives, such as futures, options, foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes, and engage in short sales of securities. Putnam Management seeks to rebalance the fund’s allocations monthly to remain in alignment with the index. The fund may also invest in money market securities or affiliated money market or short-term fixed income funds for cash management.

These financial statements report on the fund, which may invest in certain Putnam Funds (the underlying Putnam Funds) which are managed by Putnam Management. The fund may invest in Putnam Government Money Market Fund, which is a diversified fund; Putnam Global Financials Fund, which is currently operating as a diversified fund, along with the following non-diversified funds: Putnam Global Communications Fund, prior to November 30, 2018, the fund was known as Putnam Global Telecommunications Fund, Putnam Global Consumer Fund, Putnam Global Health Care Fund, Putnam Global Industrials Fund, Putnam Global Natural Resources Fund, Putnam Global Technology Fund, and Putnam Global Utilities Fund. The financial statements of the underlying Putnam Funds contain additional information about the expenses and investments of the underlying Putnam Funds and are available upon request.

Effective May 20, 2019 the fund was closed to new investors. The fund offers class A, class B, class C, class M, class R and class Y shares. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M, class R and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately ten years. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

26 Global Sector Fund

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation The price of the fund’s shares are based on its net asset value (NAV), which is in turn based on the NAVs of the underlying Putnam Funds in which it invests, which are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). The NAVs of the underlying Putnam Funds are determined based on the policies contained in each of the underlying Putnam Fund’s financial statements. The NAV per share of each class equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the scheduled close of regular trading on the New York Stock Exchange each day the exchange is open.

Security transactions and related investment income Security transactions, which consist of shares of the underlying Putnam Funds, are recorded on the trade date (date the order to buy or sell is executed). Gains or losses from the sale of the underlying Putnam Funds are determined on the identified cost basis. Income and capital gain distributions from the underlying Putnam Funds are recorded on the ex-dividend date.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The aggregate identified cost on a tax basis is $26,384,411, resulting in gross unrealized appreciation and depreciation of $184,003 and $763,672, respectively, or net unrealized depreciation of $579,669.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Global Sector Fund 27

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund does not pay a management fee to Putnam Management.

Putnam Management has contractually agreed to reimburse the fund for other expenses (excluding payments under the fund’s distribution plans, brokerage, interest, taxes, investment-related expenses, extraordinary expenses and acquired fund fees and expenses) through February 28, 2020. During the reporting period, the fund’s expenses were reduced by $215,323 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$18,812
Class B	1.00%	1.00%	5,364
Class C	1.00%	1.00%	15,682
Class M	1.00%	0.75%	661
Class R	1.00%	0.50%	35
Total			$40,554

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $1,866 and $11 from the sale of class A and class M shares, respectively, and received $259 and $36 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of underlying Putnam Funds aggregated $5,305,307 and $8,073,384, respectively.

28 Global Sector Fund

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	SIX MONTHS ENDED 4/30/19		YEAR ENDED 10/31/18
Class A	Shares	Amount	Shares	Amount
Shares sold	71,259	$769,172	251,495	$3,097,517
Shares issued in connection with
reinvestment of distributions	109,478	1,077,264	61,486	736,603
	180,737	1,846,436	312,981	3,834,120
Shares repurchased	(211,015)	(2,298,974)	(278,194)	(3,427,449)
Net increase (decrease)	(30,278)	$(452,538)	34,787	$406,671

	SIX MONTHS ENDED 4/30/19		YEAR ENDED 10/31/18
Class B	Shares	Amount	Shares	Amount
Shares sold	1,919	$21,430	7,674	$93,228
Shares issued in connection with
reinvestment of distributions	7,447	71,860	4,496	52,830
	9,366	93,290	12,170	146,058
Shares repurchased	(15,676)	(165,199)	(16,637)	(201,210)
Net decrease	(6,310)	$(71,909)	(4,467)	$(55,152)

	SIX MONTHS ENDED 4/30/19		YEAR ENDED 10/31/18
Class C	Shares	Amount	Shares	Amount
Shares sold	16,716	$175,719	66,887	$805,859
Shares issued in connection with
reinvestment of distributions	20,964	201,674	12,983	152,161
	37,680	377,393	79,870	958,020
Shares repurchased	(31,880)	(337,740)	(96,778)	(1,153,793)
Net increase (decrease)	5,800	$39,653	(16,908)	$(195,773)

	SIX MONTHS ENDED 4/30/19		YEAR ENDED 10/31/18
Class M	Shares	Amount	Shares	Amount
Shares sold	332	$3,656	4,214	$51,994
Shares issued in connection with
reinvestment of distributions	1,179	11,620	756	9,068
	1,511	15,276	4,970	61,062
Shares repurchased	(540)	(5,702)	(4,763)	(58,493)
Net increase	971	$9,574	207	$2,569

Global Sector Fund 29

	SIX MONTHS ENDED 4/30/19		YEAR ENDED 10/31/18
Class R	Shares	Amount	Shares	Amount
Shares sold	—	$—	—	$—
Shares issued in connection with
reinvestment of distributions	97	965	51	604
	97	965	51	604
Shares repurchased	—	—	—	—
Net increase	97	$965	51	$604

	SIX MONTHS ENDED 4/30/19		YEAR ENDED 10/31/18
Class Y	Shares	Amount	Shares	Amount
Shares sold	46,094	$522,037	664,225	$8,245,341
Shares issued in connection with
reinvestment of distributions	43,684	431,164	17,423	209,601
	89,778	953,201	681,648	8,454,942
Shares repurchased	(240,866)	(2,714,172)	(424,631)	(4,972,035)
Net increase (decrease)	(151,088)	$(1,760,971)	257,017	$3,482,907

At the close of the reporting period, Putnam Investments, LLC owned the following shares of the fund:

	Shares owned	Percentage of ownership	Value
Class R	1,303	100.00%	$15,113

Note 5: Affiliated transactions

Transactions during the reporting period involving securities of companies in which the fund owned at least 5% of the outstanding voting securities, were as follows:

							Change in
							unrealized	Shares
	Fair value as			Investment	Capital gain	Realized gain	appreciation	outstanding as	Fair value as
Name of affiliates	of 10/31/18	Purchase cost	Sale proceeds	income	distributions	(loss)	(depreciation)	of 1/31/19	of 1/31/19
Putnam Global Communications Fund Class Y	$761,909	$1,713,923	$463,187	$22,937	$40,485	$(24,231)	$163,381	130,570	$2,151,795
Putnam Global Consumer Fund Class Y	5,824,663	727,597	1,835,233	—	326,088	(46,024)	247,454	228,447	4,918,457
Putnam Global Financials Fund Class Y	5,293,870	637,652	1,153,059	94,316	—	(73,080)	228,434	393,760	4,933,817
Putnam Global Health Care Fund Class Y	3,636,930	394,573	847,515	10,223	186,743	(97,592)	7,245	59,050	3,093,641
Putnam Global Industrials Fund Class Y	2,964,000	453,202	735,198	—	197,417	2,429	202,305	129,683	2,886,738
Putnam Global Natural Resources Fund Class Y	2,993,058	286,574	677,420	31,505	—	2,095	70,371	168,431	2,674,678
Putnam Global Technology Fund Class Y	5,153,211	825,211	2,040,721	15,832	286,582	143,563	114,003	108,714	4,195,267
Putnam Global Utilities Fund Class Y	883,813	207,005	235,691	11,793	88,636	(7,891)	(9,915)	64,608	837,321
Putnam Government Money Market Fund Class G	138,818	59,570	85,360	1,290	—	—	—	113,028	113,028
Totals	$27,650,272	$5,305,307	$8,073,384	$187,896	$1,125,951	$(100,731)	$1,023,278		$25,804,742

30 Global Sector Fund	Global Sector Fund 31

Note 6: Market, credit and other risks

In the normal course of business, the underlying Putnam Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The underlying Putnam funds may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. The underlying Putnam Funds may invest in foreign securities that involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The financial statements of the underlying Putnam Funds contain additional information about the risks associated with the underlying Putnam Funds’ investments and are available upon request.

Note 7: Actions by the Trustees

The Trustees of the Putnam Funds approved a plan to merge the fund into Putnam Global Equity Fund. The proposed merger requires shareholder approval. The mergers were approved by the fund’s shareholders at a shareholder meeting held on May 22, 2019. The mergers are expected to occur on or about June 17, 2019.

32 Global Sector Fund

Shareholder meeting results (Unaudited)

On May 22, 2019 a proposal to approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of Putnam Global Sector Fund to Putnam Global Equity Fund in exchange for the assumption by Putnam Global Equity Fund of all of the liabilities of Putnam Global Sector Fund the issuance and delivery of shares of beneficial interest of Putnam Global Equity Fund and the distribution of these shares to the shareholders of Putnam Global Sector Fund in complete liquidation of Putnam Global Sector Fund was approved as follows:

Votes for	Votes against	Abstentions
1,109,363	29,694	46,186

All tabulations are rounded to the nearest whole number.

Global Sector Fund 33

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Kenneth R. Leibler, Chair	Vice President, Treasurer,
Management, LLC	Liaquat Ahamed	and Clerk
100 Federal Street	Ravi Akhoury
Boston, MA 02110	Barbara M. Baumann	Janet C. Smith
	Katinka Domotorffy	Vice President,
Investment Sub-Advisors	Catharine Bond Hill	Principal Financial Officer,
Putnam Investments Limited	Paul L. Joskow	Principal Accounting Officer,
16 St James’s Street	Robert E. Patterson	and Assistant Treasurer
London, England SW1A 1ER	George Putnam, III
	Robert L. Reynolds	Susan G. Malloy
The Putnam Advisory Company, LLC	Manoj P. Singh	Vice President and
100 Federal Street		Assistant Treasurer
Boston, MA 02110	Officers
	Robert L. Reynolds	Mark C. Trenchard
Marketing Services	President	Vice President and
Putnam Retail Management		BSA Compliance Officer
100 Federal Street	Jonathan S. Horwitz
Boston, MA 02110	Executive Vice President,	Nancy E. Florek
	Principal Executive Officer,	Vice President, Director of
Custodian	and Compliance Liaison	Proxy Voting and Corporate
State Street Bank		Governance, Assistant Clerk,
and Trust Company	Robert T. Burns	and Assistant Treasurer
Vice President and
Legal Counsel	Chief Legal Officer	Denere P. Poulack
Ropes & Gray LLP		Assistant Vice President, Assistant
	James F. Clark	Clerk, and Assistant Treasurer
Vice President and
Chief Compliance Officer

This report is for the information of shareholders of Putnam Global Sector Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam INVESTMENTS

100 Federal Street
Boston, MA 02110

1-800-225-1581
putnam.com

Electronic service requested

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SA730 316793 6/19

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: June 26, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: June 26, 2019

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: June 26, 2019